Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent events
24.	Subsequent Events
New issuance of the Company’s ordinary shares
On January 29, 2021, the Company completed its private placement for a new issuance of the Company’s Class A ordinary shares with a total cash consideration of US$40 million.
RSUs grant
On January 4, 2021, the Company’s Board of Directors approved to grant an aggregate number of 4,790,000 RSUs to the Company’s directors, executives and employees under the 2019 Share Incentive Plan. These RSUs are subject to service conditions and vest over a four-year period starting from the grant date except otherwise stipulated. The fair value of the RSUs granted is RMB331,925 (US$50,870), which is derived from the fair value of the Company’s ordinary shares on the grant date
.